Trade payables	12 Months Ended
Jun. 30, 2023
Subclassifications of assets, liabilities and equities [abstract]
Trade payables	Trade payables
Accounting policy
Trade payables related to the purchase of goods for resale of agricultural inputs are financial liabilities (see Note 7) initially recognized at fair value and subsequently stated at amortized cost using the effective interest rate method.
(a)Trade payables

	2023	2022

Trade payables – Brazil	2,268,420	1,990,089
Trade payables – Colombia	309,828	311,611

Total	2,578,248	2,301,700

Current	2,575,701	2,301,700
Non-current	2,547	-
The average effective interest rate used to discount trade payables for the year ended June 30, 2023 was 1.58% per month (1.18% as of June 30, 2022).
(b)Guarantees
The Group acquires guarantees with financial institutions in connection with installment purchases of agricultural inputs from certain suppliers. These guarantees are represented by short-term bank guarantees and endorsement to the supplier of CPRs obtained from customers in the sale process. The amount of these guarantees as of June 30, 2023 was R$920,870 (R$506,750 as of June 30, 2022).
(c)Trades payable — Supplier finance
During the year ended June, 30, 2023, the Group signed agreements with financial institutions to negotiate with suppliers to extend the payment terms and discounting of trade receivable from its suppliers, with interest rates ranging from 1 and 1.5 per month. When trade payable is included in this transaction, such amount is transferred from “Trade Payables” to “Trades payable — Supplier finance”. The Group did not sign supplier finance agreements for the year ended June 30, 2022.